Exhibit 99.2

UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

The following unaudited pro forma combined condensed financial statements present the impact of the merger (the “Merger”) of Commerce Union Bancorp, Inc. (“Commerce Union”) and Reliant Bank (“Reliant”) in which Reliant merged into Commerce Union’s wholly owned subsidiary, Commerce Union Bank.

The Merger is accounted for as a reverse acquisition because the number of shares of Commerce Union’s common stock that were issued to shareholders of Reliant represent more than 50% of Commerce Union’s common stock immediately after the Merger. For accounting and financial presentation purposes, Reliant was deemed to have acquired Commerce Union in the Merger and the historical information of Reliant will be reflected in the results of the combined company. The Merger was effective on April 1, 2015. Accordingly, the purchase price has been allocated to the fair values of the assets and liabilities of Commerce Union. The unaudited pro forma combined condensed balance sheet as of March 31, 2015, is presented as if the merger had occurred on that date. The unaudited pro forma combined condensed income statements for the year ended December 31, 2014 and the three months ended March 31, 2015 are presented as if the merger had occurred on January 1, 2014 and January 1, 2015, respectively.

The unaudited pro forma condensed combined financial information is based on the historical financial statements of Reliant and Commerce Union. Historical financial information for Reliant was derived from its audited consolidated financial statements as of and for the year ended December 31, 2014, and its unaudited consolidated financial statements as of and for the three months ended March 31, 2015, included in exhibit 99.2 to this Current Report on Form 8-K/A. Historical financial information for Commerce Union was derived from its audited consolidated financial statements as of and for the year ended December 31, 2014, included in Commerce Union’s Annual Report on Form 10-K filed on March 31, 2015, and Commerce Union’s unaudited condensed consolidated financial statements as of and for the three months ended March 31, 2015 included in the Company’s Quarterly Report on Form 10-Q filed on May 14, 2015.

The unaudited pro forma combined consolidated financial statements are provided for informational purposes only and are not necessarily, and should not be assumed to be, an indication of the actual results that would have been achieved had the merger been completed as of the dates indicated or that will be achieved in the future. The preparation of the unaudited pro forma combined condensed financial statements and related adjustments required management to make certain assumptions and estimates. Such information includes adjustments, which are preliminary and may be revised, and such revisions may result in material changes. The unaudited pro forma financial information does not give consideration to the impact of possible cost savings, expense efficiencies, synergies, strategy modifications, asset dispositions, or other actions that may result from the merger. The unaudited pro forma combined condensed financial statements should be read in conjunction with the historical financial statements referred to above.

UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET

March 31, 2015

(In Thousands)

	Reliant March 31, 2015	Commerce Union March 31, 2015	Pro Forma Adjustments		Pro Forma March 31, 2015 Combined
Assets:
Cash and cash equivalents	$28,461	$12,378	$—		$40,839
Securities available for sale	87,493	29,487	—		116,980
Mortgage loans held for sale	27,389	—	—		27,389
Loans	313,246	252,917	(4,795)	A	561,368
Allowance for loan losses	(7,408)	(3,548)	3,548	B	(7,408)

Net loans	305,838	249,369	(1,247)		553,960
Premises and equipment, net	3,259	4,497	1,310	C	9,066
Restricted equity securities	3,349	1,974	—		5,323
Other real estate owned	1,184	—	—		1,184
Goodwill	773	—	10,631	D	11,404
Deferred tax assets, net	1,621	1,042	(493)	E	2,170
Bank owned life insurance	11,448	4,181	—		15,629
Core deposit intangibles	305	—	1,901	F	2,206
Prepaid and other assets	3,328	2,255	(852)	G	4,731

Total assets	$474,448	$305,183	$11,250		$790,881

Liabilities and Shareholders’ Equity:
Liabilities:
Deposits—noninterest-bearing	$56,557	$36,130	$—		$92,687
Deposits—interest-bearing	320,005	210,793	384	H	531,182

Total deposits	376,562	246,923	384		623,869
Securities sold under repurchase agreements	—	488	—		488
Other borrowings	52,500	20,562	294	I	73,356
Payables and other liabilities	1,322	733	—		2,055

Total liabilities	430,384	268,706	678		699,768

Shareholders’ Equity:
Common stock	3,910	3,069	83	J	7,062
Additional paid in capital	38,960	31,692	12,205	J	82,857
Retained earnings	1,513	1,050	(1,050)	J	1,513
Accumulated other comprehensive income (loss)	(319)	666	(666)	J	(319)

Total shareholders’ equity	44,064	36,477	10,572		91,113

Total liabilities and shareholders’ equity	$474,448	$305,183	$11,250		$790,881

See accompanying notes to Unaudited Pro Forma Combined Condensed Financial Information

UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME

FOR THE THREE MONTH PERIOD ENDED MARCH 31, 2015

(Dollar Amounts In Thousands, Except Per Share Data)

	Reliant March 31, 2015	Commerce Union March 31, 2015	Pro Forma Adjustments		Pro Forma March 31, 2015 Combined
Interest income:
Loans, including fees	$4,036	$2,921	$430	A	$7,387
Investment securities	385	197	(68)	K	514
Federal funds sold and other	52	43	—		95

Total interest income	4,473	3,161	362		7,996

Interest expense:
Deposits	311	334	(68)	H	577
Other borrowings	93	85	(13)	I	165

Total interest expense	404	419	(81)		742
Net interest income	4,069	2,742	443		7,254
Provision for loan losses	—	115	—		115

Net interest income after loan loss provision	4,069	2,627	443		7,139

Non-interest income:
Service charges on deposit accounts and other fees	147	163	—		310
Secondary market loan origination fees	1,777	—	—		1,777
Loss on sale of investment securities, net	(396)	—	—		(396)
Other	106	182	—		288

Total non-interest income	1,634	345	—		1,979

Non-interest expense:
Salaries and employee benefits	2,839	1,239	—		4,078
Occupancy and equipment	700	200	16	C	916
Data processing	408	106	—		514
Advertising and public relations	209	25	—		234
Professional fees	224	334	(478)	L	80
Federal Deposit Insurance premiums	70	39	—		109
All other expenses	528	322	56	F	906

Total non-interest expense	4,978	2,265	(406)		6,837

Income before income tax expense:	725	707	849		2,281
Income tax expense	184	290	325	M	799

Net income	541	417	524		1,482

Net loss attributable to noncontrolling interest in subsidiary	71	—	—		71

Net income available to common shareholders	$612	$417	$524		$1,553

Basic earnings available to common shareholders per share	$0.16	$0.14			$0.22

Diluted earnings available to common shareholders per share	$0.15	$0.13			$0.21

Weighted average common shares outstanding:
Basic	3,910,191	3,068,859	83,015		7,062,065

Diluted	4,029,816	3,180,788	85,563		7,296,167

See accompanying notes to Unaudited Pro Forma Combined Condensed Financial Information

UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2014

(Dollar Amounts In Thousands, Except Per Share Data)

	Reliant December 31, 2014	Commerce Union December 31, 2014	Pro Forma Adjustments		Pro Forma December 31, 2014 Combined
Interest income:
Loans, including fees	$15,377	$11,470	$1,720	A	$28,567
Investment securities	1,665	757	(272)	K	2,150
Federal funds sold and other	173	119	—		292

Total interest income	17,215	12,346	1,448		31,009

Interest expense:
Deposits	1,275	1,375	(272)	H	2,378
Other borrowings	354	368	(56)	I	666

Total interest expense	1,629	1,743	(328)		3,044

Net interest income	15,586	10,603	1,776		27,965
Provision for loan losses	(1,500)	565	—		(935)

Net interest income after loan loss provision	17,086	10,038	1,776		28,900

Non-interest income:
Service charges on deposit accounts and other fees	617	661	—		1,278
Secondary market loan origination fees	3,447	—	—		3,447
Gain on sale of investment securities, net	143	—	—		143
Other	401	622	—		1,023

Total non-interest income	4,608	1,283	—		5,891

Non-interest expense:
Salaries and employee benefits	10,170	4,615	(531)	L	14,254
Occupancy and equipment	2,599	700	64	C	3,363
Data processing	1,399	568	—		1,967
Advertising and public relations	559	113	—		672
Professional fees	714	1,118	(964)	L	868
Federal Deposit Insurance premiums	264	147	—		411
All other expenses	1,461	752	224	F	2,437

Total non-interest expense	17,166	8,013	(1,207)		23,972

Income before income tax expense	4,528	3,308	2,983		10,819
Income tax expense	1,816	1,140	1,142	M	4,098

Net income	2,712	2,168	1,841		6,721

Net loss attributable to noncontrolling interest in subsidiary	1,184	—	—		1,184

Net income available to common shareholders	$3,896	$2,168	$1,841		$7,905

Basic earnings available to common shareholders per share	$1.00	$0.71			$1.12

Diluted earnings available to common shareholders per share	$0.98	$0.69			$1.10

Weighted average common shares outstanding:
Basic	3,910,191	3,068,085	83,015		7,061,291

Diluted	3,969,525	3,130,647	84,279		7,184,451

See accompanying notes to Unaudited Pro Forma Combined Condensed Financial Information

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED

FINANCIAL STATEMENTS

(Dollar Amounts In Thousands, Except Per Share Data)

NOTE 1 – BASIS OF PRESENTATION

The unaudited pro forma combined condensed financial statements included herein have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States have been omitted.

NOTE 2 – PRO FORMA ADJUSTMENTS

A.	Mark-to-market adjustment to reflect Commerce Union’s loan portfolio at fair value. The accretable portion of the discount totals $3,505 and will be recognized as interest income over the estimated remaining lives of the related loans using a method that approximates the level yield method. The weighted average remaining life is estimated to be 27 months.

B.	Mark-to-market adjustment to eliminate Commerce Union’s allowance for loan losses. Future credit losses were considered in the loan valuation discount described above.

C.	Mark-to-market adjustment to reflect premises and equipment of Commerce Union at fair value and the related depreciation expense. The fair value adjustment related to buildings and equipment will be recognized as depreciation expense over the estimated remaining lives of the assets, which is estimated to be 25 years for buildings and 3 years for equipment.

D.	To record goodwill equal to the excess of consideration paid over the fair value of assets and liabilities recognized. Goodwill will not be amortized for accounting purposes but will be tested for impairment at least annually, which may result in impairment losses in future periods.

E.	To record net deferred tax assets related to fair value adjustments and intangible assets acquired, excluding goodwill.

F.	To record the core deposit intangible asset related to deposit customer relationships acquired and the related amortization expense. This asset will be amortized over the estimated future benefit period of 8.5 years.

G.	To record capitalized transaction costs related to stock issuance previously capitalized as prepaid and other assets as a reduction to additional paid in capital.

H.	Mark-to-market adjustment to record acquired time deposits at fair value and the related affect on interest expense. This fair value adjustment will be recognized as a reduction to interest expense on deposits using a method that approximates the level yield method over the estimated remaining life of 101 months.

I.	Mark-to-market adjustment to record acquired borrowings at fair value and the related effect on interest expense. This fair value adjustment will be recognized as a reduction to interest expense on borrowings using a method that approximates the level yield method over the estimated remaining life of 65 months.

J.	To record acquisition consideration, eliminate retained earnings and accumulated other comprehensive income of Commerce Union, and reflect an incremental increase in total par value of Commerce Union common stock based on the merger share exchange ratio.

K.	Estimated additional amortization of purchase premium on available for sale securities and will be recognized as interest income over the estimated remaining lives of the related securities using a method that approximates the level yield method.

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED

FINANCIAL STATEMENTS

(Dollar Amounts In Thousands, Except Per Share Data)

NOTE 2 – PRO FORMA ADJUSTMENTS (Continued)

L.	Adjustments to exclude non-recurring merger related expenses. During the year ended December 31, 2014 and three months ended March 31, 2015, Commerce Union incurred expenses totaling $663 and $362 respectively, and Reliant incurred expenses totaling $832 and $116, respectively.

M.	Adjustment to reflect income tax expense related to pro forma adjustments to income.

N.	The following table presents the estimated income or expense effect of the pro forma adjustments for the following five successive twelve month periods:

	Income (Expense)
	To Be Recognized in the Succesive Twelve Month Periods
	Period 1	Period 2	Period 3	Period 4	Period 5
Loans	$1,720	1,213	572	—	—
Investments	(272)	(272)	(272)	(263)	—
Premises and equipment	(64)	(64)	(64)	(64)	(64)
Core deposit	(224)	(224)	(224)	(224)	(224)
Deposits	272	112	—	—	—
Other borrowings	56	56	56	56	56

	$1,488	821	68	(495)	(232)

NOTE 3 – PURCHASE PRICE DETERMINATION

Measurement of the acquisition consideration was based on the fair value of Commerce Union common stock, which was more readily determinable than the fair value of Reliant common stock. The fair value of Commerce Union common stock as of April 1, 2015, as determined based on the quoted market price as of that date, was multiplied by the number of common shares retained by the existing shareholders of Commerce Union. In addition, the portion of the fair value of options to purchase shares of Commerce Union common stock for which the requisite vesting service period had been met prior to the date of the merger was included in consideration. The purchase price calculation is as follows:

Shares of CUB common stock outstanding as of March 31, 2015	3,069,030
Estimated market price of CUB common stock on April 1, 2015	$14.95

Estimated fair value of CUB common stock	45,882
Estimated fair value of CUB stock options	2,019

Total consideration	$47,901

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED

FINANCIAL STATEMENTS

(Dollar Amounts In Thousands, Except Per Share Data)

NOTE 4 – PURCHASE PRICE ALLOCATION

The purchase price has been allocated to Commerce Union’s tangible and intangible assets and liabilities as of March 31, 2015, based on their estimated fair values as follows (in thousands):

Total consideration (NOTE 3)	$47,901

Fair value of assets acquired and liabilities assumed:
Cash and cash equivalents	$12,378
Investment securities available for sale	29,487
Loans	248,122
Premises and equipment	5,807
Deferred tax asset, net	549
Bank owned life insurance	4,181
Core deposit intangible	1,901
Prepaid and other assets	4,229
Deposits	(247,307)
Securities sold under repurchase agreements	(488)
Other borrowings	(20,856)
Payables and other liabilities	(733)

Total fair value of net assets acquired	37,270

Goodwill	$10,631

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED

FINANCIAL STATEMENTS

(Dollar Amounts In Thousands, Except Per Share Data)

NOTE 5 – EARNINGS PER COMMON SHARE

Unaudited pro forma earnings per common share for the three months ended March 31, 2015, and for the year ended December 31, 2014, have been calculated using Commerce Union’s common shares outstanding plus the common shares issued to Reliant shareholders in the merger. Under the terms of the merger agreement, Reliant shareholders were entitled to receive 1.0213 shares of Commerce Union common stock for each common share of Reliant. Reliant shareholders were also entitled to receive 1.0213 options to purchase Commerce Union common stock for each Reliant option held.

The following table sets forth the calculation of basic and diluted unaudited pro forma earnings per common share for the three months ended March 31, 2015, and year ended December 31, 2014 (dollar amounts in thousands, except per common share amounts).

	Three Months Ended March 31, 2015		Year Ended December 31, 2014
	Basic	Diluted	Basic	Diluted
Pro forma net income available to common shareholders	$1,553	$1,553	$7,905	$7,905
Weighted average common shares outstanding:
Commerce Union	3,068,859	3,180,788	3,068,085	3,130,647
Reliant (1)	3,993,206	4,115,379	3,993,206	4,053,804

Pro forma weighted average shares	7,062,065	7,296,167	7,061,291	7,184,451

Pro forma net income per common share	$0.22	$0.21	$1.12	$1.10

(1)	Includes pro forma adjustment to basic and diluted shares based on merger share exchange ratio.